SPARX FUNDS TRUST
SPARX Japan Fund

Supplement to Prospectus and Statement of Additional Information
dated February 28, 2007

Effective July 31, 2007, SPARX Funds Trust will be known as "SPARX Asia Funds" (the "Trust").

Effective August 1, 2007, the Trust's administrator and accounting services agent is PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; the custodian of the Trust's assets is PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153; and the distributor of the Trust's shares is Professional Funds Distributor, LLC, 760 Moore Road, King of Prussia, Pennsylvania 19406. You may contact the Trust by calling 1-800-632-1320.

Dated:  July 25, 2007